NOTICE OF REDEMPTION

TO TRUSTEE AND PROPERTY TRUSTEE OF SIMMONS FIRST
CAPITAL TRUST IV- PREFERRED SECURITIES DUE 2033
CUSIP NO. 828721AA8

Reference is made to Section 11.3 of that certain Junior Subordinated Indenture, dated December 16, 2003 (the "Indenture") between Simmons First National Corporation (the "Company")  and Deutsche Bank Trust Company Americas, as trustee (the "Trustee").

NOTICE IS HEREBY GIVEN THAT, pursuant to Section 11.1 of the Indenture, Simmons First National Corporation will redeem on September 28, 2012 (the “Redemption Date”), by optional redemption (the "Optional Redemption"), all of the Simmons First Capital Trust IV-Preferred Securities Due 2033, CUSIP NO. 828721AA8, (collectively, the "Preferred Securities" and each a "Preferred Security"), at a redemption price (the “Redemption Price”) equal to $1,000.00 per Preferred Security plus any accrued and unpaid distributions thereon to the Redemption Date, with an aggregate liquidation amount of $10,000,000 Preferred Securities outstanding.

The terms of the Optional Redemption shall be as follows:

(i)  Redemption Date:  September 28, 2012

(ii)  Redemption Price:  100% of par ($1,000.00 per Preferred Security)

(iii)  Preferred Securities to be Redeemed:  All of the outstanding Preferred Securities

(iv)  Maturity; Cessation of Interest: On the Redemption Date, the Redemption Price for the Preferred Securities will become due and payable and interest will cease to accrue on the Preferred Securities.

(v)  Delivery of Securities:  The Preferred Securities shall be delivered at such locations as the Trustee shall specify in the Notice of Redemption to be delivered to the holders of the Preferred Securities.

The Company hereby requests the Trustee to deliver the Notice of Redemption attached as Exhibit A hereto on August 17, 2012 to the holders of the Preferred Securities.

SIMMONS FIRST NATIONAL CORPORATION

By: /s/ J. Thomas May
J. Thomas May, Chairman and CEO

August 16, 2012

EXHIBIT A

NOTICE OF REDEMPTION
TO HOLDERS OF SIMMONS FIRST CAPITAL
TRUST IV - PREFERRED SECURITIES DUE 2033
CUSIP NO. 828721AA8

NOTICE IS HEREBY GIVEN THAT, pursuant to Section 11.1 of that certain Junior Subordinated Indenture, dated as of December 16, 2003, between Simmons First National Corporation and Deutsche Bank Trust Company Americas, as Trustee, the Simmons First National Corporation will redeem on September 28, 2012 (the “Redemption Date”) all of the Trust IV – Preferred Securities due 2033 (collectively, the “Preferred Securities”, each a “Preferred Security”), at a redemption price (the “Redemption Price”) equal to 100% of par, $1,000.00 per Preferred Security, plus any accrued and unpaid distributions thereon to the Redemption Date, with an aggregate liquidation amount of $10,000,000 Preferred Securities outstanding.

On the Redemption Date, the Redemption Price for the Preferred Securities will become due and payable on the Preferred Securities.

Payment of the Redemption Price for the Securities will be made, subject to receipt of the required funds by Deutsche Bank Trust Company Americas, as paying agent (the “Paying Agent”), upon presentation and surrender of said Securities to the Paying Agent, as follows:

If by mail:	If by overnight courier:

Deutsche Bank Trust Company Americas	Deutsche Bank Trust Company Americas
c/o DB Services Americas, Inc.	c/o DB Services Americas, Inc.
MS: JCK01-0218	MS: JCK01-0218
5022 Gate Parkway, Suite 200	5022 Gate Parkway, Suite 200
Jacksonville, FL 32256	Jacksonville, FL 32256

In case payment to other than the registered holder is desired, the Preferred Securities must be accompanied by properly executed instruments of assignment and transfer.  If you have any questions, you may call Deutsche Bank Trust Company Americas at 1-800-735-7777.

On the Redemption Date, the Redemption Price will become due and will be payable on or after the Redemption Date upon presentation and surrender of a Preferred Security for payment to the Trustee, at the appropriate address set forth below.  From and after the Redemption Date, all interest will cease to accrue on the Preferred Securities.

SIMMONS FIRST NATIONAL CORPORATION

By: Deutsche Bank Trust Company Americas, as Trustee
By: Deutsche Bank National Trust Company

August 17, 2012
_______________________

IMPORTANT TAX INFORMATION
Please Read This Notice Carefully

EXISITING FEDERAL INCOME TAX LAW MAY REQUIRE THE WITHHOLDING OF 28% OF ANY PAYMENTS TO HOLDERS PRESENTING THEIR BONDS FOR PAYMENTS WHO HAVE FAILED TO FURNISH A TAXPAYER IDENTIFICATION NUMBER, CERTIFIED TO BE CORRECT UNDER PENALTY OF PERJURY.  HOLDERS MAY ALSO BE SUBJECT TO A PENALTY OF $50.00 FOR FAILURE TO PROVIDE SUCH NUMBER.  CERTIFICATION MAY BE MADE TO THE PAYING AGENT ON A SUBSTITUTE FORM W-9.

*           This CUSIP number has been assigned to this issue by Standard & Poor’s Corporation and is included solely for the convenience of the holders of the Preferred Securities.  Neither Simmons First National Corporation nor the Trustee nor any of their respective agents shall be responsible for the selection or use of this CUSIP number, nor is any representation made as to its correctness on the Preferred Securities or as indicated in any redemption notice or related material.